UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2025, Nuburu, Inc. (the “Company”) consummated a best efforts public offering (the “Offering”) of an aggregate of (i) 32,373,536 shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of the Company, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 51,660,075 shares of Common Stock (the “Pre-Funded Warrant Shares”), and (iii) warrants (the “Common Warrants”) to purchase up to 126,050,417 shares of Common Stock (“Common Warrant Shares”). Each Share or Pre-Funded Warrant was sold together with one Common Warrant to purchase 1.5 shares of Common Stock. The combined offering price for each Share and Common Warrant was $0.1428, and the combined offering price for each Pre-Funded Warrant and accompanying Common Warrant was $0.1427. The Pre-Funded Warrants have an exercise price of $0.0001 per share, be exercisable immediately and expire when exercised in full. Each Common Warrant has an exercise price of $0.1714 per share and is immediately exercisable. The Common Warrants expire on the five-year anniversary of the date of issuance.

The net proceeds of the Offering, after deducting the fees and expenses of the Placement Agent (as defined below), described in more detail below, and other offering expenses payable by the Company, are expected to be approximately $10.9 million. The Company intends to use the net proceeds from this Offering to support the phased acquisitions of businesses and for working capital and general corporate purposes.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and retail investors. Pursuant to the Purchase Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 60 days after the closing date of the Offering, subject to certain exceptions. The Company agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) until six months after the closing date of the Offering, subject to certain exceptions. Additionally, in connection with the Offering, each of the officers and directors of the Company and holders of 10% or more of the Company’s outstanding shares of Common Stock entered into lock-up agreements, pursuant to which they agreed not to sell or transfer any of the Company securities they hold, subject to certain exceptions, during the 60 days following the closing of the Offering.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the purchasers, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. A holder will not have the right to exercise any portion of the Common Warrants or Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants or the Pre-Funded Warrants, respectively.

Pursuant to a Placement Agency Agreement (the “Placement Agency Agreement”) with Joseph Gunnar & Co., LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent in connection with the Offering (i) a total cash fee equal to up to seven and a half percent (7.5%) of the aggregate gross proceeds raised in the Offering for amounts up to and including $10,000,000, and an additional cash fee equal to six percent (6.0%) of the gross proceeds raised in the Offering for amounts in excess of $10,000,000, and (ii) reimbursement for reasonable accountable and out-of-pocket expenses incurred relating to the offering up to $100,000.

Also pursuant to the Placement Agency Agreement, the Company, in connection with the Offering, agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 3,361,344 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have an exercise price of $0.1785 per share (which represents 125% of the combined public offering price per Share and accompanying Common Warrant), expire on the five-year anniversary of the commencement of sales in the Offering, and are exercisable beginning six months from the date of issuance.

The Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Common Warrants, the Common Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares were offered by the Company pursuant to a Registration Statement on Form S-1 (the "Registration Statement") filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2025, under the Securities Act (File No. 333-290147), and declared effective by the SEC on September 12, 2025 and the registration statement on Form S-1MEF (File No. 333-290295), filed with the SEC on September 16, 2025.

The foregoing descriptions of the Purchase Agreement, the Placement Agency Agreement, the Common Warrants, the Pre-Funded Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, Placement Agency Agreement, the form of Common Warrant, the form of Pre-Funded Warrant, and the form of Placement Agent Warrant, copies of which are filed as exhibits to this Current Report and are incorporated herein by reference.

This Current Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events.

The Company issued a press release for the pricing of the Offering on September 15, 2025 and a press release for the closing of the Offering on September 16, 2025. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated September 15, 2025, between Nuburu, Inc. and Joseph Gunnar & Co., LLC
4.1	Form of Warrant to Purchase Common Stock (filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 filed on September 10, 2025 (No. 333-290147) and incorporated herein by reference)
4.2

Form of Pre-Funded Common Stock Purchase Warrant (filed as Exhibit 4.7 to the Registrant’s Registration Statement on Form S-1 filed on September 10, 2025 (No. 333-290147) and incorporated herein by reference)

4.3

Form of Placement Agent’s Purchase Warrant (filed as Exhibit 4.8 to the Registrant’s Registration Statement on Form S-1 filed on September 10, 2025 (No. 333-290147) and incorporated herein by reference)

10.1*	Form of Securities Purchase Agreement, dated September 15, 2025, by and between Nuburu, Inc. and the purchasers party thereto
99.1*	Press Release, dated as of September 15, 2025
99.2*	Press Release, dated as of September 16, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL document).
*	Filed herewith.
**

Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) anticipated net proceeds and use of proceeds from the Offering, (2) the ability to meet security exchange listing standards; (3) the impact of the loss of the Company’s patent portfolio through foreclosure; (4) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (5) the inability to access sufficient capital to operate; (6) the inability to realize the anticipated benefits of acquisitions; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) financial market volatility due to geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	September 16, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman